Exhibit 10.1

SECOND AMENDMENT

7% CONVERTIBLE PROMISSORY NOTE AND

SETTLEMENT AGREEMENT AND WAIVER OF DEFAULT

FORGLEN, LLC

THIS SECOND AMENDMENT TO 7% CONVERTIBLE PROMISSORY NOTE AND SETTLEMENT AGREEMENT AND WAIVER OF DEFAULT, AND AMENDMENT TO 7% CONVERTIBLE NOTE (the “Second Amendment”) is made as of this 12th day of March, 2018 by GROWLIFE, INC. (the “Company” or “Borrower”), on the one hand, and FORGLEN, LLC (the “Holder”), on the other hand. Company and Holder are sometimes referred to herein as the “Party” or, collectively, the “Parties.”

RECITALS

WHEREAS, the Parties entered into a 7% CONVERTIBLE PROMISSORY NOTE dated October 11, 2013 (the “Note”) for the principal sum of $250,000, attached hereto as “Exhibit 1” and incorporated herein by reference;

WHEREAS, the Parties entered into a SETTLEMENT AGREEMENT AND WAIVER OF DEFAULT on June 19, 2014 which includes the FIRST AMENDMENT TO 7% CONVERTIBLE NOTE as an exhibit (the “Settlement Agreement”), attached hereto as “Exhibit 2” and incorporated herein by reference;

WHEREAS, the Parties agree that as of March 12, 2018 the Principal balance of the Note is $270,787.21.

WHEREAS, the Parties now wish to formally amend and modify the Note and Settlement Agreement by this Second Amendment;

WHEREAS, this Second Amendment has been signed by the Parties for their mutual benefit and to accurately reflect the proper terms and conditions of the Note and Settlement Agreement;

WHEREAS, by this Second Amendment, the Parties intend for this Second Amendment to properly amend the underlying Note and Settlement Agreement so that it supersedes and replaces all prior and contemporaneous agreements and understandings, oral and written, with regard to such provisions amended by this Second Amendment;

WHEREAS, the Parties intend for the amendments made in this First Amendment to the Note and Settlement Agreement to be effective as of March 12, 2018 (the “Effective Date”); and

WHEREAS, as a result of negotiations by and between the Company and Holder, the Parties have proposed a resolution that they deem to be fair and equitable.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants and representations contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Recitals. The foregoing recitals are true and correct in all material respects and are hereby incorporated herein as a material part of this Second Amendment.

2.	Consideration.

a.	As consideration for this Seconed Amendment, the Company has rescinded its Notice of Prepayment, dated February 23, 2018;

b.

As consideration for this Second Amendment, the Holder has rescinded its Conversion Notice dated March 8, 2018, and shall extend the Maturity Date of the Note, as amended, to December 31, 2019, and effect a reduction in the interest rate from 24% to 7%.

3.	Amendment to the Note. Section 1 (a) of the Note currently provides:

“Payment of Principal. The “Maturity Date” shall be September 30, 2015”

Section 1(a) of the Note is hereby revoked, repealed, and replaced in its entirety with the following:

“Payment of Principal. The “Maturity Date” shall be December 31, 2019”

4.	Amendment to Note and Amendment set forth in the Settlement Agreement. Section 1(b) of the Note currently provides:

“Interest. Interest on the unpaid Principal shall accrue daily at the lesser of the rate of twenty-four percent (24%) (the “Interest Rate”) per annum or the maximum rate permitted under any applicable law and compounding on the Maturity Date; provided that from and after the occurrence of and during the continuance of an Event of Default (as defined below) interest shall continue to accrue at the same rate as the Interest Rate (the “Default Rate”). The Company warrants and represents that at the time the Note was entered into, and on the day of default, on or about April 10, 2014 and thereafter the Company was exempt from the usury provisions of the California Constitution regarding this Note’s interest and specifically warrants and represents that Company and this Note’s interest, met and meets the exemption set forth in Section 25118(a) of the California Corporations Code.”

Section 1(b) of the Note and Amendment set forth in the Settlement Agreement is hereby revoked, repealed, and replaced in its entirety with the following:

“Interest. Interest on the unpaid Principal shall accrue daily at the rate of seven percent (7%) (the “Interest Rate”) per annum commencing on the Effective Date of the Second Amendment and compounding on the Maturity Date; provided that from and after the occurrence and during the occurrence of an Event of Default (as defined below) interest shall accrue on all of the unpaid Principal hereunder at the lesser of the default rate of twenty-four percent (24%) per annum or the maximum rate permitted under any applicable law (the “Default Rate”). The Company warrants and represents that at the time the Note was entered into, and on the day of default, on or about April 10, 2014 and thereafter the Company was exempt from the usury provisions of the California Constitution regarding this Note’s interest and specifically warrants and represents that Company and this Note’s interest, met and meets the exemption set forth in Section 25118(a) of the California Corporations Code.”

5.

Amendment to Section 2 of the First Amendment to the Note. Section 2 of the First Amendment to the Note states “The obligation of Company to meet the provisions of Section 2(a)(v) is waived”. Section 2 of the First Amendment to the Note is hereby revoked and repealed in entirety.

Section 2(a)(v) of the Note is hereby amended and replaced in its entirety with the following:

“The common stock of the Company (“Common Stock”) is suspended or delisted for trading on the Over the Counter Bulletin Board market (the “Primary Market”) and the OTC Markets.”

6.

Conversion Price Acknolwedgement. The Company hereby acknowledges that Holder is entitled to conversion rate as set forth in the First Amendment to Note as set forth in the Settlement Agreement and the Company warrants and represents that as of the Effective Date, pursuant to the terms of the Note and First Amendment as set forth in the Settlement Agreement, that the lowest conversion rate is $.002535 per share.

7.

Full Force and Effect of Other Terms. The Parties hereby confirm that all other terms and conditions of the Note and Settlement Agreement and Amendment set forth in the Settlement Agreement are in full force and effect and are un-amended except as expressly provided in this Second Amendment.

8.	Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

9.

Electronic Signatures. The Parties agree that any form of electronic signature, including but not limited to signatures via facsimile, scanning, or electronic mail, may substitute for the original signature and shall have the same legal effect as the original signature.

SIGNATURES

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to FORGLEN LLC 7% CONVERTIBLE PROMISSORY NOTE and SETTLEMENT AGREEMENT with AMENDMENT TO 7% CONVERTIBLE NOTE on this 12th day of March, 2018.

GROWLIFE, INC.	FORGLEN LLC
(“COMPANY”)	(“HOLDER”)

By: /s/ Marco Hegyi	By: /s/Ronald Franco
MARCO HEGYI, Chief Executive Officer	RONALD FRANCO, PRESIDENT

Exhibit 1

“7% CONVERTIBLE PROMISSORY NOTE dated October 11, 2013

By and Between GrowLife, Inc. and Forglen LLC.”

Exhibit 2

“SETTLEMENT AGREEMENT AND WAIVER OF DEFAULT dated June 19, 2014

By and Between GrowLife, Inc. and Forglen LLC.”